UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

First Bancorp of Indiana, Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	0-29814 (Commission File Number)	35-2061832 (IRS Employer Identification No.)

2200 West Franklin Street, Evansville, Indiana 47712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code): (812) 423-3196

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

        On October 19, 2004, First Bancorp of Indiana, Inc. issued a press release in which it announced its results of operations for the quarter ended September 30, 2004. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

c.	Exhibits

Exhibit Number 99.1	Description Press release dated October 19, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 12, 2004	First Bancorp of Indiana, Inc. By: /s/ Michael H. Head Michael H. Head President and Chief Executive Officer (principal executive officer)